THE FORESTER FUNDS, INC.

Forester Discovery Fund

Supplement dated June 17, 2009 (effective at the opening of business)

to the Prospectus for Forester Discovery Fund dated June  7, 2009

Effective June 17, 2009, the following changes will be effective for the Forester Discovery Fund (the "Fund"): (1) under “Purchase of Shares” the minimum investment is lowered to $2,500.  The preceding supersedes any contrary information contained in the current Prospectus.

You should read this Supplement in conjunction with the Prospectus for the Forester Discovery Fund dated June 7, 2009, which provide information that you should know about the Forester Discovery Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Forester Value Fund at 1-800-388-0365.

Supplement dated June 17, 2009